Exhibit 99.1

OPENWAVE REPORTS FOURTH QUARTER FINANCIAL RESULTS

REDWOOD CITY, CA – August 5, 2008 – Openwave Systems Inc. (Nasdaq: OPWV), one of the world’s leading software innovators enabling revenue-generating personalized services which converge the mobile and broadband experience, today announced that revenues for the fourth fiscal quarter ended June 30, 2008 were $53.5 million, compared with $47.0 million in the prior quarter ended March 31, 2008 and $61.0 million in the June quarter in the preceding year. Bookings for the quarter were $60.1 million.

Revenue of the recently divested client business, which was sold on June 27, 2008, and is included in discontinued operations, was $7.5 million for fiscal fourth quarter 2008, compared with $11.1 million in the prior quarter ended March 31, 2008 and $7.1 million in the same quarter in the preceding year.

“Despite a number of distractions that could have impacted our business, I am pleased with the quarter’s results and the positive resolution of several corporate activities, including the divestiture of our client asset, the appointment of a new CFO and the conclusion of our internal investigation and subsequent third quarter 10-Q filing,” said Bruce Coleman, interim CEO of Openwave. “As we enter into our new fiscal year, we are focusing our efforts on delivering new and innovative server side products to our tier one customers, as well as building a robust channel offering that complements our direct sales efforts and extends our customer base.”

On a GAAP basis, net income for the fourth fiscal quarter ended June 30, 2008 was $8.2 million, or $0.10 per share, compared with a net loss of $14.7 million, or $0.18 per share, in the prior quarter and a net loss of $123.8 million, or $1.50 per share, in the June quarter in the preceding year.

On a non-GAAP basis, net loss, which excludes discontinued operations, amortization of intangibles and other acquisition-related costs, stock-based

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Openwave Reports Fourth Quarter Financial Results	Page 2

compensation, gains on sales of non-operating assets, costs associated with the stock option review, special investigation, and proxy contest, retention bonuses related to exploring strategic alternatives and restructuring costs, for the fourth fiscal quarter ended June 30, 2008 was $0.9 million, or $0.01 per share, compared with $7.2 million, or $0.09 per share, in the prior quarter and $11.2 million, or $0.14 per share, during the June quarter of the prior year. A reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis is provided below in a table immediately following the Condensed Consolidated Statements of Operations.

Non-GAAP Measure

The Company’s stated results include a non-GAAP measure: non-GAAP net loss. Non-GAAP net loss excludes certain items since they are related to unique non-recurring events, such as gains on sales of non-operating assets, costs associated with the stock option review and proxy contest, and retention bonuses related to when the Company explored strategic alternatives. Additionally, non-GAAP net loss excludes other items since they are non-cash items that other companies often exclude, in order to compare the Company with other companies, such as stock-based compensation, and other expenses which management believes are of limited usefulness in evaluating the Company’s on-going business, such as restructuring costs and discontinued operations. Lastly, non-GAAP net loss excludes non-cash expenses that relate to non-routine events, such as the amortization of intangibles and acquisition-related costs. The company considers non-GAAP net loss to be an important measure because it provides a useful measure of the operational performance of the Company and is used by the Company’s management for that purpose. In addition, investors often use a measure such as this to evaluate the financial performance of a company. Non-GAAP net loss results are presented for supplemental informational purposes to facilitate understanding Openwave’s operating results. These non-GAAP results should not be considered as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

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Openwave Reports Fourth Quarter Financial Results	Page 3

Conference Call Information

Openwave has scheduled a conference call for 5:00 p.m. eastern time today to discuss its financial results for its fiscal fourth quarter ended June 30, 2008. Interested parties may access the conference call over the Internet through the Company’s web site at www.openwave.com or by telephone at (888) 740-6140 or (913) 312-0726 (international). A replay of the conference call will be available for one week beginning at approximately 8:30 p.m. eastern time today by calling 888-203-1112. The replay can be accessed internationally by calling 719-457-0820. Reservation number: 2375184.

A live webcast of the call, together with supplemental financial information, will also be available on the Quarterly Earnings section of Openwave’s website at http://investor.Openwave.com/ for at least 12 months.

About Openwave

Openwave Systems Inc. (Nasdaq: OPWV) is one of the world’s leading innovators of software applications and infrastructure designed to enable revenue-generating, personalized services, including merchandising and advertising, which converge the mobile and broadband experience across all of a user’s devices. As the communications industry intersects with the Internet, Openwave software enables service providers to converge services, increasing the value of their networks by accelerating time to market and reducing the cost and complexity associated with new service deployment. Openwave’s unique product portfolio provides a complete range of service management, messaging and location technologies. Openwave is a global company headquartered in Redwood City, California. For more information please visit www.openwave.com.

Openwave is a trademark of Openwave Systems Inc. All other trademarks are the properties of their respective owners.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933, including, but not limited to, material contained in quotations, increased demand for some of the Company’s products and expectations, plans or prospects for Openwave Systems Inc. that are based upon the current expectations and beliefs of Openwave’s management. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Openwave assumes no obligation to update the forward-looking statements included in this press release.

In particular, the following factors, among others, could cause actual results to differ materially from those projected: (a) the ability to make changes in business strategy, development plans and product offerings to respond to the needs of our current, new and potential customers, suppliers and strategic partners; (b) the ability to improve sales productivity; (c) the ability to continue to sell our existing products and enhancements; (d) the ability to develop and commercialize new products; (e) risks associated with the development and licensing of software generally, including potential delays in software development and technical difficulties that may be encountered in the development or use of our software; (f) increased global competition and pricing pressure on our products; (g) the unknown effects of management changes; and (h) the loss of key personnel. For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the

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Openwave Reports Fourth Quarter Financial Results	Page 4

Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, its Quarterly Report on Form 10-Q for the period ended September 30, 2007 and any subsequently filed reports. All documents also are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Openwave’s website at www.openwave.com.

For More Information: Investor Relations Mike Bishop The Blueshirt Group mike@blueshirtgroup.com Tel: 415-217-4968	Public Relations Vikki Herrera Openwave Systems Inc. Vikki.Herrera@openwave.com Tel: 650-480-6753

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS-UNAUDITED

(In thousands)

	June 30, 2008	June 30, 2007
Assets
Current Assets:
Cash, cash equivalents and short-term investments	$224,809	$240,644
Restricted cash	42	2,061
Accounts receivable, net	78,550	72,894
Prepaid and other current assets	33,404	30,482
Note receivable from sale of discontinued operations	12,294	—
Current assets of discontinued operation	—	19,039

Total current assets	349,099	365,120
Property and equipment, net	13,941	19,834
Long-term investments and restricted cash and investments	52,419	37,944
Deposits and other assets	7,762	4,575
Goodwill and intangible assets, net	66,523	86,162
Noncurrent assets of discontinued operation	—	34,652

Total assets	$489,744	$548,287

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$4,918	$10,288
Accrued liabilities	45,329	56,344
Accrued restructuring costs	13,845	26,118
Deferred revenue	48,239	46,342
Convertible subordinated notes, net	149,842	—
Current liabilities of discontinued operation	—	18,837

Total current liabilities	262,173	157,929
Accrued restructuring costs, less current portion	41,927	51,140
Deferred revenue, less current portion	17,655	11,917
Deferred rent obligations and long-term taxes payable	7,876	1,649
Deferred tax liabilities, net	98	1,349
Convertible subordinated notes, net	—	149,017
Noncurrent liabilities of discontinued operation	—	5,034

Total liabilities	329,729	378,035
Stockholders’ equity	160,015	170,252

Total liabilities and stockholders’ equity	$489,744	$548,287

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-UNAUDITED

(In thousands, except per share data)

	Three Months Ended			Year Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenues:
License	$13,477	$13,742	$17,294	$50,272	$63,524
Maintenance and support	20,217	14,886	19,144	71,240	74,111
Services	19,793	18,364	24,517	79,365	105,187

Total revenues	53,487	46,992	60,955	200,877	242,822

Cost of revenues:
License	816	981	1,491	3,635	4,768
Maintenance and support	4,558	5,176	6,913	21,692	24,119
Services	14,177	13,163	17,790	59,257	76,776
Amortization of intangible assets	1,130	1,130	1,291	4,819	4,449

Total cost of revenues	20,681	20,450	27,485	89,403	110,112

Gross profit	32,806	26,542	33,470	111,474	132,710

Operating Expenses:
Research and development	12,303	13,223	15,442	50,024	62,271
Sales and marketing	13,143	15,696	23,467	64,174	93,527
General and administrative	15,835	7,496	16,073	46,954	67,060
Stock option review and associated costs	—	—	—	—	6,782
Restructuring and other related costs	1,253	5,852	16,277	8,641	29,224
Acquisition-related costs and amortization	153	140	136	841	276
Gain on sale of technology	—	—	—	—	(1,287)

Total operating expenses	42,687	42,407	71,395	170,634	257,853

Operating loss from continuing operations	(9,881)	(15,865)	(37,925)	(59,160)	(125,143)
Interest and other (expense), net	(651)	(1,091)	3,430	3,641	18,293
Gain on/(Impairment of) investment in non-marketable equity securities	—	—	1,065	—	(120)

Pre-tax loss from continuing operations	(10,532)	(16,956)	(33,430)	(55,519)	(106,970)
Income taxes	1,519	681	1,840	3,337	5,161

Net loss from continuing operations	(12,051)	(17,637)	(35,270)	(58,856)	(112,131)
Net income (loss) from discontinued operation, net of tax	473	2,889	(576)	6,804	3,462
Impairment of assets of discontinued operations, net of tax	—	—	(87,968)	—	(87,968)
Gain on sale of discontinued operation	19,735	—	—	36,190	—

Net income (loss)	$8,157	$(14,748)	$(123,814)	$(15,862)	$(196,637)

Basic and diluted net income (loss) per share from:
Continuing operations	$(0.14)	$(0.21)	$(0.43)	$(0.71)	$(1.24)
Discontinued operation	0.24	0.03	(1.07)	0.52	(0.94)

Net loss per share	$0.10	$(0.18)	$(1.50)	$(0.19)	$(2.18)

Shares used in basic and diluted net income (loss) per share	82,682	82,557	82,449	82,465	90,246
Stock-based compensation by category:
Maintenance and support	$48	$100	$139	$632	$764
Services	181	269	208	1,229	1,196
Research and development	154	248	703	1,481	2,127
Sales and marketing	258	480	752	2,388	6,745
General and administrative	371	756	(459)	2,580	6,470
Restructuring and other related costs	—	—	1,691	—	4,489
Discontinued operation	34	57	251	698	1,225

	$1,046	$1,910	$3,285	$9,008	$23,016

OPENWAVE SYSTEMS INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET LOSS

(In thousands, except per share data)

	Three Months Ended			Year Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Reconciliation between GAAP and Non-GAAP net income (loss):
Net income (loss)	$8,157	$(14,748)	$(123,814)	$(15,862)	$(196,637)
Exclude:
Restructuring and other related costs	1,253	5,852	16,277	8,641	29,224
Acquisition-related costs and amortization(a)	1,283	1,270	1,427	5,660	4,725
Amortization of stock-based compensation	1,012	1,853	1,343	8,310	17,302
Professional fees associated with unusual events(b)	6,504	(710)	3,314	7,505	12,476
Retention bonuses related to strategic alternatives	—	—	3,078	3,113	3,450
Gain on sale of technology	—	—	—	—	(1,287)
Discontinued operations, net of tax	(20,208)	(2,889)	88,544	(42,994)	84,506
Gain on/(Impairment of) investment in non-marketable equity securities	—	—	(1,065)	—	120
Other-than-temporary impairments of investments	1,206	2,383	—	3,713	—
Tax impact of reconciling items(c)	(111)	(190)	(334)	(1,005)	(1,501)

Non-GAAP net loss	$(904)	$(7,179)	$(11,230)	$(22,919)	$(47,622)

GAAP net loss per share - diluted	$0.10	$(0.18)	$(1.50)	$(0.19)	$(2.18)
Exclude:
Restructuring and other related costs	$0.01	$0.07	$0.20	$0.10	$0.32
Acquisition-related costs and amortization(a)	$0.02	$0.02	$0.01	$0.07	$0.05
Amortization of stock-based compensation	$0.01	$0.02	$0.01	$0.10	$0.19
Professional fees associated with unusual events(b)	$0.08	$(0.01)	$0.04	$0.09	$0.14
Retention bonuses related to strategic alternatives	$—	$—	$0.04	$0.04	$0.04
Gain on sale of technology	$—	$—	$—	$—	$(0.01)
Discontinued operation, net of tax	$(0.24)	$(0.04)	$1.07	$(0.52)	$0.94
Gain on/(Impairment of) investment in non-marketable equity securities	$—	$—	$(0.01)	$—	$—
Other-than-temporary impairments of investments	$0.01	$0.03	$—	$0.04	$—
Tax impact of reconciling items(c)	$—	$—	$—	$(0.01)	$(0.02)

Non-GAAP net loss per share - diluted	$(0.01)	$(0.09)	$(0.14)	$(0.28)	$(0.53)

Shares used in computing diluted earnings per share	82,682	82,557	82,449	82,465	90,246

(a)	Acquisition-related costs relates to retention-based consideration under the terms of the Widerweb and Solomio acquisitions. Amortization relates to acquired intangible assets.

(b)	Relates to legal fees regarding the stock option lawsuits, special investigation, proxy contests and strategic alternatives, net of insurance reimbursement.

(c)	The tax impact relates to amortization of acquisition-related intangibles and tax benefits related to stock-based compensation.

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-UNAUDITED

(in thousands)

	Three Months Ended			Year Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Operating activities:
Net income (loss)	$8,157	$(14,748)	$(123,814)	$(15,862)	$(196,637)
Gain on sale of discontinued operation	(19,735)	—	—	(36,190)	—
Reconciling items:
Depreciation, amortization of intangibles and stock-based compensation	5,524	6,755	10,242	28,698	52,184
Non-cash restructuring charges	1,024	518	258	2,587	2,641
Provision for (recovery of) doubtful accounts	525	(508)	(347)	(1,402)	3,238
Other non-cash items, net	907	477	(630)	(47)	(4,907)
Other-than-temporary impairments of investments	1,206	2,383	—	3,713	—
Proceeds from sale of technology	—	—	—	—	(1,287)
Impairment of goodwill and other intangibles	—	—	87,968	—	87,968
Changes in operating assets and liabilities, net of effect of acquisitions	(11,998)	(6,386)	25,037	(35,531)	53,946

Net cash used for operating activities	(14,390)	(11,509)	(1,286)	(54,034)	(2,854)

Investing activities:
Purchases of property and equipment, net	(1,296)	(1,095)	(1,182)	(5,726)	(12,450)
Proceeds from sale of non-operating assets	—	—	—	1,065	—
Proceeds from sale of technology and other	—	—	—	—	1,287
Acquisitions, net of cash acquired in continuing operations	—	—	—	—	(12,090)
Restricted cash related to acquisitions	—	—	—	—	(1,250)
Sale of discontinued operation, net of cash divested and costs	20,000	(3,381)	—	56,001	—
Payments and restricted cash related to prior acquisitions	(438)	(438)	—	(1,422)	—
Proceeds of investments, net	11,830	46,133	87,328	123,447	138,801
Reclass of cash equivalents to short term investments	—	—	—	(9,796)	—
Restricted cash and investments	—	—	(519)	225	1,009

Net cash provided by investing activities	30,096	41,219	85,627	163,794	115,307

Financing activities:
Payment on note payable	—	—	—	(113)	(305)
Net proceeds from issuance of common stock	—	—	245	88	622
Cash used to repurchase stock from employees	1	—	—	(504)	(988)
Stock buy back plan	—	—	(99,394)	—	(100,000)
Employee stock purchase plan	284	—	1,070	820	1,070
Dividends paid	—	—	—	—	(99,394)

Cash provided by (used for) financing activities	285	—	(98,079)	291	(198,995)

Effect of exchange rates on cash and cash equivalents	—	—	135	—	95

Net increase (decrease) in cash and cash equivalents	15,991	29,710	(13,603)	110,051	(86,447)
Cash and cash equivalents at beginning of period	180,159	150,449	99,702	86,099	172,546

Cash and cash equivalents at end of period, including discontinued operation	$196,150	$180,159	$86,099	$196,150	$86,099